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                                                                    EXHIBIT 23.3

                         CONSENT OF RYDER SCOTT COMPANY

                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS

         As independent petroleum engineers, we hereby consent to the incorporation by reference of our report included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2002 into this registration statement.

                                                       RYDER SCOTT COMPANY L.P.

June 25, 2003